EXHIBIT 32.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB of International Development Corp. for the quarter ending November 30, 2005, I, D. Brian Robertson, Chief Financial Officer of International Development Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending November 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending November 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of International Development Corp.

Dated: January 13, 2006.

                                      /s/ D. Brian Robertson
                                     -------------------------------------------
                                     D. Brian Robertson, Chief Financial Officer


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